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                                                            Exhibit 99.906 Cert.

                                                                     EXHIBIT (b)

                    CERTIFICATIONS PURSUANT TO SECTION 906 OF

                         THE SARBANES-OXLEY ACT OF 2002

       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PowerShares Exchange-Traded Fund Trust (the "Registrant"), do hereby certify, to such officer's knowledge, that:

               (1) The Form N-CSR of the Registrant for the period ended October
                   31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: December 22, 2005
       -----------------

 /s/ H. Bruce Bond
-----------------------------------

Name:  H. Bruce Bond

Title: Chairman and Chief Executive Officer


Dated: December 22, 2005
       -----------------

 /s/ John W. Southard
-----------------------------------

Name:  John W. Southard

Title: Vice President and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.